Exhibit 10.46

TDS FRANCHISING, LLC

500 SOUTH BUENA VISTA STREET

BURBANK, CALIFORNIA  91521

April 6, 2006

Hoop Retail Stores, LLC

Hoop Canada, Inc.
c/o The Children’s Place Retail Stores, Inc.
915 Secaucus Road
Secaucus, New Jersey  07094

Facsimile: (201) 558-2837

Attention:  Chief Financial Officer

Re:  Extension of Internet Start Date

Ladies and Gentlemen:

We refer to the License and Conduct of Business Agreement dated as of November 21, 2004 (the “License Agreement”), by and amongst TDS Franchising, LLC (“TDSF”), Hoop Retail Stores, LLC, as successor to The Disney Store, LLC (“Hoop USA”), and Hoop Canada, Inc., as successor to The Disney Store (Canada) Ltd. (“Hoop Canada”). Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the License Agreement.

WHEREAS, the parties previously entered into a letter agreement which provided that the Internet Start Date would changed from October 1, 2005 to a date mutually agreed upon by the parties, but in any event, not later than June 15, 2006; and

WHEREAS, the parties desire to further extend the Internet Start Date beyond June 15, 2006.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties do hereby agree that, as used in the License Agreement, the Internet Start Date shall be changed from June 15, 2006 to a date that is mutually agreed upon in writing by each of TDSF, Hoop USA and Hoop Canada in its respective business judgment, but in any event, not later than April 1, 2007, provided that, for purposes of Section 7.1.1(II) of the License Agreement, the Internet Start Date shall remain October 1, 2005.

If you agree with the foregoing, please so indicate by executing this letter in the place provided below and returning a fully executed original of this letter to the undersigned, whereupon this letter will be deemed a binding amendment to the License Agreement. Except as specifically provided herein with respect to the Internet Start Date, all other terms and conditions of the License Agreement shall not be modified, changed or amended in any manner whatsoever and shall remain in full force and effect.

Sincerely,

TDS FRANCHISING, LLC

			By:	/s/ James M. Kapenstein

			Name:	James M. Kapenstein

			Title:	Vice President

ACCEPTED AND AGREED TO AS OF THE DATE FIRST SET FORTH ABOVE:

HOOP RETAIL STORES, LLC

	By:	/s/ Steven Balasiano
Name: Steven Balasiano
Title Senior Vice President and Secretary

HOOP CANADA, INC.

	By:	/s/ Steven Balasiano
Name: Steven Balasiano
Title Senior Vice President and Secretary

cc:	Hoop Retail Stores, LLC
Hoop Canada, Inc.
c/o The Children’s Place Retail Stores, Inc.
915 Secaucus Road
Secaucus, New Jersey 07094
Facsimile: (201) 558-2825
Attention: General Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
Facsimile: (212) 806-6006
Attention: Jeffrey S. Lowenthal, Esq.